EXHIBIT 10.rr

                           COMMODORE HOLDINGS LIMITED
                                 1999 STOCK PLAN

1.       PURPOSES.

         The COMMODORE HOLDINGS LIMITED 1999 STOCK PLAN (the "Plan") is intended to provide the employees, directors, independent contractors and consultants of Commodore Holdings Limited (the "Company") and its subsidiaries with an added incentive to provide their services to the Company and its subsidiaries and to induce them to exert their maximum efforts toward the Company's success. By thus encouraging employees, directors, independent contractors and consultants and promoting their continued association with the Company and its subsidiaries, the Plan may be expected to benefit the Company and its stockholders. The Plan allows the Company to grant Incentive Stock Options ("ISOs") (as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") to employees of the Company and its subsidiaries, and NonQualified Stock Options ("NQSOs") not intended to qualify under Section 422(b) of the Code (ISOs and NQSOs are hereinafter collectively referred to as the "Options") to employees, directors, independent contractors and consultants of the Company and its subsidiaries.

2.       SHARES SUBJECT TO THE PLAN.

         The total number of shares of common stock of the Company, $.01 par value per share (the "Common Stock"), that may be subject to Options granted under the Plan shall be 1,000,000 shares, subject to adjustment as provided in Paragraph 8 hereunder. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirement of outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for the granting of Options.

3.       ELIGIBILITY.

         ISOs may be granted from time to time under the Plan to one or more employees of the Company or of a "subsidiary" or "parent" of the Company, as the quoted terms are defined within Section 424 of the Code. An officer is an employee for the above purposes. NQSOs may be granted from time to time under the plan to one or more employees of the Company, officers, members of the Board of Directors, independent contractors, consultants and other individuals who are not employees of, but are involved in the continuing development and success of the Company and/or of a subsidiary of the Company.

4.       ADMINISTRATION OF THE PLAN.

         (a) The Plan shall be administered by the Board of Directors of the Company ("the Board"), or a committee of the Board of Directors (the "Committee"), comprised solely of two or more outside directors in accordance with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"). Within the limits of the express provisions of the Plan, the Board or Committee shall have the authority, in its discretion, to

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determine the individuals to whom, and the time or times at which Options shall be granted, the character of such Options (whether ISOs or NQSOs), the number of shares of Common Stock to be subject to each Option, and the vesting period for each Option and to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of option agreements that may be entered into in connection with Options (which need not be identical), subject to the limitation that option agreements granting ISOs must be consistent with the requirements for the ISOs being qualified as "incentive stock options" as provided in Section 422 of the Code, and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. In making such determinations, the Board or Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success, and such other factors as the Board or Committee, in its discretion, shall deem relevant. The Board's or the Committee's determinations on the matters referred to in this paragraph shall be conclusive.

         (b) Notwithstanding anything contained herein to the contrary, the Board or the Committee, (which shall be deemed to be the Company's Compensation Committee for the purposes of this subparagraph) if no Committee exists, shall have the exclusive right to grant Options to persons subject to Section 16 of the Exchange Act and set forth the terms and conditions thereof. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3, as amended from time to time (and its successor provisions, if any) under the Exchange Act. To the extent any provision of the Plan or action by the Board or Committee fails to comply, it shall be deemed null and void to the extent required by law and to the extent deemed advisable by the Board and/or the Committee.

5.       TERMS AND OPTIONS.

         Within the limits of the express provisions of the Plan, the Board or Committee may grant either ISOs to employees of the Company or its subsidiaries or NQSOs to employees, directors, independent contractors and consultants. An ISO or an NQSO enables the optionee to purchase from the Company, at any time during a specified exercise period, a specified number of shares of Common Stock at a specified price (the "Option Price"). The character and terms of each Option granted under the Plan shall be determined by the Board or Committee consistent with the provisions of the Plan, including the following:

         (a) An Option granted under the Plan must be granted within 10 years from the date the Plan is adopted by the Board, or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

         (b) The Option Price of the shares of Common Stock subject to each Option shall not be less than the fair market value of such shares of Common Stock as of the date such ISO is granted. Such fair market value shall be determined by the Board and if the shares of Common Stock are listed as of such date on a national securities exchange, the fair market value shall be the closing price on such date. If the shares are not then listed on a national securities exchange and if the shares of Common Stock are then listed on The Nasdaq Stock Market ("Nasdaq") or traded on the over-the-counter market, the fair market value shall be the closing bid price on Nasdaq, or the mean of the closing bid and asked prices of the shares of Common Stock on the

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over-the-counter market, as reported by Nasdaq, the National Association of
Securities Dealers OTC Bulletin Board or the National Quotation Bureau, Inc., as the case may be, on the day on which the Option is granted or, if there is no closing bid price or bid or asked price on that day, the closing bid price or mean of the closing bid and asked price on the most recent day preceding the day on which the Option is granted for which such prices are available. If an ISO is granted to any individual who, immediately before the ISO is to be granted, owns (directly or through attribution) more than 10% of the total combined voting power of all classes of capital stock of the Company or a subsidiary or parent of the Company, the Option Price of the shares of Common Stock subject to such ISO shall not be less than 110% of the fair market value per share of the shares of Common Stock on the date such ISO is granted.

         (c) In no event shall any Option granted under the Plan have an expiration date later than 10 years from the date of its grant, and all Options granted under the Plan shall be subject to earlier termination as expressly provided in Section 6 hereof. If an ISO is granted to any individual, who immediately before the ISO is granted, owns (directly or through attribution) more than 10% of the total combined voting power of all classes of capital stock of the Company or of a subsidiary or parent of the Company, such ISO shall by its terms expire and shall not be exercisable after the expiration of five (5) years from the date of its grant.

         (d) Unless otherwise provided in any option agreement under the Plan, an Option granted under the Plan shall become exercisable, in whole at any time or in part from time to time, but in no case may an Option: (i) be exercised as to less than one hundred (100) shares of Common Stock at any one time, or the remaining shares of Common Stock covered by the Option if less than one hundred
(100), and (ii) become fully exercisable more than ten years from the date of its grant.

         (e) An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (to the attention of the Secretary) of written notice of the number of full shares of Common Stock with respect to which the Option is being exercised, accompanied by payment in full, in cash or by certified or bank check payable to the order of the Company, of the Option Price of such shares of Common Stock, or, at the discretion of the Board or the Committee, by the delivery of exercisable Options and/or shares of Common Stock having a fair market value equal to the Option Price, or at the option of the Board or the Committee, by a combination of cash and such exercisable Options and/or shares (subject to the restriction above) held by an optionee that have a fair market value together with such cash that shall equal the Option Price, and, in the case of a NQSO, at the discretion of the Board or Committee by having the Company withhold from the shares of Common Stock to be issued upon exercise of the Option that number of shares having a fair market value equal to the tax withholding amount due, or otherwise provide for withholding as set forth in Section 10(c) hereof. The Option Price may also be paid in full by a broker-dealer to whom the optionee has submitted an exercise notice consisting of a fully endorsed Option, or through any other medium of payment as the Board or the Committee, in its discretion, shall authorize.

         (f) The holder of an Option shall have none of the rights of a stockholder with respect to the shares of Common Stock covered by such holder's Option until such shares of Common Stock shall be issued to such holder upon the exercise of the Option.

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         (g) All Options granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and any Option granted under the Plan may be exercised during the lifetime of the holder thereof only by the holder. No Option granted under the Plan shall be subject to execution, attachment or other process.

         (h) The aggregate fair market value, determined as of the time any ISO is granted and in the manner provided for by subsection (b) of this Section 5, of the shares of Common Stock with respect to which ISOs granted under the Plan are exercisable for the first time during any calendar year and under incentive stock options qualifying as such in accordance with Section 422 of the Code granted under any other incentive stock option plan maintained by the Company or its parent or subsidiary corporations, shall not exceed $100,000. Any grant of Options in excess of such amount shall be deemed a grant of NQSOs.

6.       DEATH, TERMINATION OF EMPLOYMENT, OR DISABILITY; CHANGE IN CONTROL.

         (a) Except as otherwise provided herein, upon termination of employment with the Company due to retirement, a holder of an Option under the Plan may exercise such Options to the extent such Options were exercisable as of the date of termination at any time within three (3) months after the date of such termination, subject to the provisions of subsection (b) of this Section 6. Upon termination of employment due to death or permanent disability, the aforementioned time period shall be extended to twelve (12) months after the date of termination. Notwithstanding anything contained herein to the contrary, any options granted hereunder to an optionee and then outstanding shall immediately terminate in the event the optionee is convicted of a felony committed against the Company, and the provisions of this subsection (a) shall not be applicable thereto. In addition, notwithstanding anything contained to the contrary, upon termination of employment or retention with the Company other than pursuant to death, permanent disability or retirement, all Options must be exercised by the time of such termination, subject to the provisions of subsection (b) of this Section 6. In addition, and anything contained herein to the contrary notwithstanding, the term during which an optionee may exercise Options subsequent to the date of termination may, in the Board's or Committee's discretion, be modified, subject to applicable law and regulation, from the term specified above, as specified in an option agreement evidencing the grant of Options under the Plan.

         (b) An Option may not be exercised pursuant to this Section 6 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment or death, and in any event may not be exercised after the original expiration date of the Option.

         (c) Notwithstanding anything in this Plan to the contrary, any Options granted hereunder and then outstanding shall become immediately exercisable in full in the event the optionee's employment with the Company is terminated by the Company subsequent to the consummation of a tender offer or exchange offer made by any "person" within the meaning of Section 14(d) of the Exchange Act or subsequent to a Change in Control, as defined below, provided however, that if in the opinion of counsel to the Company the immediate exercisability of such Options when taken into consideration with all other "parachute payments" as defined in Section 280G of the Code would result in an "excess parachute payment" as defined in such Section, as well as an excise tax imposed by Section 4999 of the Code, such Options shall not become immediately exercisable, except as and to the extent the Board or the Committee, in its

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sole discretion, shall otherwise determine and which determination by the Board or the Committee shall be based solely upon maximizing the after-tax benefits to be received by any such optionee. For purposes of this subsection, a "Change in Control" shall have occurred if:

               (1) any "person" within the meaning of Section 14(d) of the Exchange Act becomes the "beneficial owner" as defined in Rule 13d-3 thereunder, directly or indirectly, of more than 15% of the Company's Common Stock (other than a person owning, in excess of such amount on November 1, 1997);

               (2) any "person" acquires by proxy or otherwise the right to vote more than 15% of the Company's Common Stock for the election of Directors (other than a person owning in excess of such amount on November 1, 1997 other than solicitation of proxies by the Incumbent Board (as hereinafter defined), for any merger or consolidation of the Company or for any other matter or question;

               (3) during any two-year period, individuals who constitute the Board of the Company (the "Incumbent Board") as of the beginning of the period cease for any reason to constitute at least a majority thereof, provided that any person becoming a Director during such period whose election or nomination for election by the Company's stockholders was approved by a vote of at least three quarters of the Incumbent Board (either by specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be, for purposes of this clause (3), considered as though such person were a member of the Incumbent
Board: or

               (4) The Company's stockholders have approved the sale of all or substantially all of the assets of the Company.

         (d) In addition, and notwithstanding anything contained herein to the contrary, in the event an optionee dies during such time as the optionee is employed by the Company, then fifty percent (50%) of any outstanding Options which have not vested and are not exercisable by the optionee as of the date of death shall be automatically deemed vested and exercisable by the optionee's estate and/or his legatees in accordance with subsection 6(a) hereof.

7.       LEAVE OF ABSENCE.

         For the purposes of the Plan, an individual who is on military or sick leave or other bona fide leave of absence (such as temporary employment by the government) shall be considered as remaining in the employ of the Company or of a subsidiary or parent corporation for ninety (90) days or such longer period as such individual's right to reemployment is guaranteed either by statute or by contract.

8.       ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

         (a) In the event that the outstanding shares of Common Stock are hereinafter changed by reason of recapitalization, reclassification, stock split, combination or exchange of shares of Common Stock or the like, or by the issuance of dividends payable in shares of Common Stock, an appropriate adjustment shall be made by the Board or the Committee, in the aggregate number of shares of Common Stock available under the Plan, in the number of shares of Common Stock

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issuable upon exercise of outstanding Options, and the Option Price per share. In the event of any consolidation or merger of the Company with or into another company, or the conveyance of all or substantially all of the assets of the Company to another company, each then outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock of the Company would have been entitled to upon such consolidation, merger or conveyance; and in any such case appropriate adjustment, as determined by the Board or the Committee shall be made as set forth above with respect to any future changes in the capitalization of the Company or its successor entity. In the event of the proposed dissolution or liquidation of the Company, all outstanding Options under the Plan will automatically terminate, unless otherwise provided by the Board of the Company or any authorized committee thereof.

         (b) Any adjustment in the number of shares of Common Stock shall apply proportionately to only the unexercised portion of the Options granted hereunder. If fractions of shares of Common Stock would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares of Common Stock.

9.       FURTHER CONDITIONS OF EXERCISE.

         (a) Unless the shares of Common Stock issuable upon the exercise of an Option under the Plan have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), prior to the exercise of the Option, an optionee must represent in writing to the Company that such shares of Common Stock are being acquired for investment purposes only and not with a view towards the further resale or distribution thereof, and must supply to the Company such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with said Act.

         (b) The Company shall not be obligated to deliver any shares of Common Stock until they have been listed on each securities exchange or automatic quotation system on which the shares of Common Stock may then be listed or until there has been qualification under or compliance with such state, federal or foreign laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

         (c) The Board or Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option, including, but not limited to: (i) the withholding of delivery of shares of Common Stock upon exercise of Options until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the canceling of any number of shares of Common Stock issuable upon exercise of such Options in an amount sufficient to reimburse the Company for the amount it is required to so withhold, or (iii) withholding the amount due such person.

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10.      TERMINATION, MODIFICATION AND AMENDMENT.

         (a) The Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earliest of the date of its adoption by the Board, or the date the Plan is approved by the stockholders of the Company, and no Option shall be granted after termination of the Plan.

         (b) The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the shares of Common Stock of the Company, represented in person or by proxy at a meeting duly noticed, at which a quorum is present.

         (c) The Board may at any time, prior to ten (10) years from the earlier of the date of the adoption of the Plan by the Board or the date the Plan is approved by the stockholders, terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board shall not, without approval by the affirmative vote of the holders of a majority of the shares of Common Stock of the Company, voting as a single class, and entitled to vote thereon, represented in person or by proxy at a meeting duly noticed, at which a quorum is present increase the maximum number of shares of Common Stock as to which Options may be granted under the Plan (except as provided by Section 8, with respect to which stockholder approval is not required) or materially change the standards of eligibility under the Plan. Any amendment to the Plan which, in the opinion of counsel to the Company, will be deemed to result in the adoption of a new Plan, will not be effective until approved by the affirmative vote of the holders of a majority of the shares of Common Stock of the Company, voting as a single class, and entitled to vote thereon, represented in person or by proxy at a meeting duly noticed, at which a quorum is present.

         (d) No termination, modification or amendment of the Plan may adversely affect the rights under any outstanding Option without the consent of the individual to whom such Option shall have been previously granted.

11.      EFFECTIVE DATE OF THE PLAN.

         The Plan shall become effective upon adoption by the Board of the Company as to the grant of NQSOs. ISOs may also be granted under this Plan, but such ISOs shall be treated as NQSOs unless and until the Plan is approved by the affirmative vote of the holders of a majority of the shares of Common Stock of the Company, represented in person or by proxy at a meeting duly noticed, at which a quorum is present, within one year after adoption of the Plan by the Board. Prior to the approval of the Plan by the Company's shareholders, as described above, the Company may also grant NQSOs, which will automatically convert to ISOs, if and when the Plan is approved by the Company's shareholders, and if the number of shares of Common Stock underlying such NSQOs and the exercise price thereof remain fixed at the amounts set on the date of grant of the NSQOs.

12.      NOT A CONTRACT OF EMPLOYMENT.

         Nothing contained in the Plan or in any option agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ of the Company or of a subsidiary or parent of the Company or in any way limit the right of the Company, or of any parent or subsidiary thereof, to terminate the employment of an employee, or to terminate any other relationship with an Optionee, including that of independent contractor or consultant. Notwithstanding anything contained herein to the contrary, and except as otherwise provided at the time of grant, all references hereunder to

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termination of employment shall with respect to consultants and independent contractors mean the termination of retention of their services with or for the Company.

13.      OTHER COMPENSATION PLANS.

         The adoption of the Plan shall not affect any other stock option plan, incentive plan or any other compensation plan in effect for the Company, nor shall the Plan preclude the Company from establishing any other form of stock option plan, incentive plan or any other compensation plan.

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